Exhibit 10.10



                                  HOLLIS-EDEN, INC.
                                3807 N.E. 127th Circle
                             Vancouver, Washington 98686




                              PLACEMENT AGENT AGREEMENT
                              -------------------------




          Laidlaw Equities, Inc.                            January 26, 1996
          100 Wilshire Boulevard
          Suite 1620
          Santa Monica, California 90401

          Re:  Private Placement
               -----------------

          Gentlemen:

             Hollis-Eden, Inc., a Delaware corporation (the "Company"), desires to engage Laidlaw Equities, Inc. (the "Placement Agent" and also referred to herein as "you") on an exclusive basis in connection with a private offering on a "best efforts" basis, of 1,200,000 shares of common stock, $.0001 par value per share (the "Shares" and individually a "Share"). The purchase price of each Share shall be $.85 and shall be paid in cash upon subscription.

             The Company is offering the Shares solely to "Accredited Investors" as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Private Placement Memorandum and Exhibits thereto (hereinafter collectively referred to as "Offering Documents") to be prepared by counsel to the Company and relating to the
          offering  of the  Shares.   For purposes  of this  Agreement, the
          offering will be referred to as the "Offering" and the references below to the Company also include its subsidiaries unless the context indicates otherwise. The Company and the Placement Agent both regard the proceeds of the Offering as being in the nature of a "bridge" financing as the Company believes it requires additional capital of up to $10,000,000 to $15,000,000 (the
          "Additional  Capital")  in   order  to  pursue  development   and
          commercialization   of   the   Company's    initial   proprietary
          therapeutic pharmaceutical  agents  for the  treatment of  immune
          disorders,    including   those    arising    from   the    Human
          Immunodeficiency Virus and Acquired Immune Deficiency Syndrome. In the event that the Offering is completed the Company and the Placement Agent intend immediately thereafter to utilize best efforts to secure the Additional Capital upon the terms set forth in paragraphs 7.(f),(g) and (h) below.

             In  connection  with  this  Agreement,  the  Company  and   the
          Placement   Agent  each   are  making   certain  representations,
          warranties and, covenants hereunder for the benefit of the other.

          1.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY.
               ---------------------------------------------------------
           The Company represents and warrants to the Placement Agent as follows:

             (a) The Offering Documents have been prepared by the Company and copies of such Offering Documents and any amendments thereto have been delivered by the Company to the Placement Agent for distribution to potential Purchasers. The Offering Documents will not be amended or supplemented and no amendment or supplement thereto will be made without your prior consent unless necessary to conform to the representations and warranties contained in this Agreement.

             (b) The Offering Documents conform in all material respects with the requirements of Section 4(2) of the Securities Act of 1933, as amended and with the requirements of all other published rules and regulations (including Section 401(f) of Regulation S-K) of the SEC currently in effect relating to "private offerings" of the type contemplated by the Company. The Offering Documents, on the date of their issuance will be and at the Offering Closing Date will be, accurate in all material respects and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at such dates, not misleading and will be, as of each Closing Date accurate in all material respects and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light
          of  the   circumstances  existing  at  each   Closing  Date,  not
          misleading.

             (c) The Company is, and at each Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has, and at the Closing will have, full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Offering Documents. The Company is, and at each Closing Date will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary and where the failure to be so licensed or qualified could have a Material Adverse Effect (as hereinafter defined). The Company has no material subsidiaries. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and all amendments thereto have been delivered to the Placement Agent.

             (d) The outstanding shares of Common Stock have been, and the Shares to be issued and sold by the Company upon such issuance will be, when paid for by the Purchasers as provided herein and the Warrant Shares, upon issuance will be, when paid for pursuant to the terms of the Placement Agent Warrants, respectively, duly authorized, validly issued, fully paid and nonassessable and will
          not  be  subject  to  any  preemptive  or  similar  right.    The
          description of the Common Stock in the Offering Documents will be, and at each Closing Date will be, complete and accurate in
          all  material respects.   All prior sales  by the  Company of the
          Company's securities have been made in compliance with or under an exemption from registration under the Securities Act and
          applicable state securities  laws.   Except as set  forth in  the
          Offering Documents, the Company does not have outstanding, and at each Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell any of shares of Common Stock or any such warrants, convertible securities or obligations.

             (e) The financial statements of the Company (including the related notes and supporting schedules) included in the Offering Documents fairly present the financial condition of the Company, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles as applied in the United States on a consistent basis throughout the periods involved, except as otherwise stated therein and with respect to interim statements except for normal year-end adjustments.

             (f) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (g)  Subsequent   to   the   respective  dates   as   of  which
          information is given in the Offering Documents and prior to each Closing Date, except as set forth in or contemplated by the Offering Documents, (i) there has not been and will not have been any change in the capitalization of the Company, or any material adverse change in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company (except for any change in capitalization resulting from a pending dispute between the Company and Business Concepts, Inc. regarding the issuance of up to 1,200,000 shares of Common Stock) (ii) the Company has not and will not have paid or declared any dividends or other distributions of any kind on any
          class of its capital stock.   The Company does not anticipate any
          material adverse changes in the Company's business, prospects or financial condition within the next twelve months.

             (h)  The  Company  is   not  an  "investment  company"  or   an
          "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

             (i) Except as set forth in the Offering Documents or elsewhere herein there are no actions, suits, proceedings, claims, hearings or any investigations pending or, to the Company's knowledge, threatened against or affecting the Company or any of its respective officers in their capacity as such, before or by any federal or state court, commission (including but not limited to the Food and Drug Administration), regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might adversely affect the Company or its business, properties, business prospects, conditions (financial or otherwise) or results of operations taken as a whole (a "Material Adverse Effect").

             (j) Except as disclosed in the Offering Documents, the Company has, and at each Closing Date will have, (i) all material governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on its business as contemplated in the Offering Documents, (ii) complied in all material respects with all laws, regulations and orders applicable to it or its business. The Company is not, and at each Closing Date will not be, in violation of any provision of its certificate of incorporation or by-laws.

             (k) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the consummation by the Company of the transactions on its part herein contemplated.

             (l) The Company has full corporate power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company, any contract, license or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

             (m)  The  Company  has   good  and  marketable  title  to   all
          properties and assets described in the Offering Documents as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Offering Documents or are not material to the business of the Company.

             (n) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Placement Agent was or will be, when made, inaccurate, untrue or incorrect in any material respect.

             (o) The Company is not involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened.

             (p) The Company owns, or is licensed or otherwise has the full exclusive right to use, all material trademarks and trade names which are used in or necessary for the conduct of its business except as may be described in the Offering Documents. No claims have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person.

             (q) Neither the Company nor, to the Company's knowledge, any person acting on the Company's behalf has (i) used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or
          employees  or  to  foreign   or  domestic  political  parties  or
          campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful bribe, rebate, payoff, influence payment or kickback.

             (r) No material relationship (as described in Item 404 of Regulation S-K), exists between or among the Company on the one hand, and any director or officer of the Company or any holder of 5% or more of any class of equity security of the Company or any affiliate of any such director, officer or stockholder of the Company on the other hand, except as described in the Offering Documents.

             (s) The Company has filed all income, franchise, sales and other tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon, and since June 30, 1995 no tax deficiency has been determined adversely to the Company which has had (nor does the Company have any knowledge of any questions or disputes pending or threatened relating to a tax deficiency which, if determined adversely to the Company, might have) a Material Adverse Effect.

             (t) There are no contracts, agreements or understandings between the Company and any person (other than the Placement Agent), that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder's fee or like payment in connection with the transactions contemplated by this Agreement except for the dispute referenced in paragraph
          (g)(i) above.

             (u) The Company causes to be maintained insurance covering the properties, operations, personnel and businesses of the Company in such amounts and against such losses and risks as are adequate in accordance with customary industry practice to
          protect  the Company  and  its business.    The Company  has  not
          received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have
          to  be made  in  order to  continue  such  insurance.   All  such
          insurance is outstanding and duly in force on the date hereof, and will be outstanding and duly in force on each Closing Date.

             (v)  The  Purchasers  of   Shares,  and  the   Placement  Agent
          Warrants when issued and consideration thereof has been received, will obtain valid and marketable title to the Shares and the Placement Agent Warrants, free of any adverse claim with respect
          thereto.     The  holders  of  Placement   Agent  Warrants,  upon
          exercising of the Placement Agent Warrants, in accordance with the terms thereof, will receive shares of Common Stock which will be free of any adverse claim with respect thereto arising out of actions of or claims against the Company.

             (w) Neither the Company nor any of the officers or directors of the Company:

                  (i) Has filed a registration statement which is the subject of any pending proceeding or examination under Section 8 of the Securities Act of 1933, as amended (the "Securities Act") or is the subject of any refusal order or stop order thereunder within five years prior to the date of this Agreement;

                  (ii) Is subject to any pending proceeding under Rule 261 or any similar rule adopted under Section 3(b) of the Securities Act or to an order entered thereunder within five years prior to the date of this Agreement;

                  (iii) Has been convicted within five years prior to the date of this Agreement of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the SEC;

                  (iv) Is subject to  any order,  judgment or decree of  any
          court  of  competent  jurisdiction  temporarily   or  preliminary
          restraining or enjoining, or is subject to any order, judgment or decree or any court of competent jurisdiction entered within five years prior to the date of this Agreement permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the SEC;

                  (v) Is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, within five years prior to the date of this Agreement or is subject to a temporary restraining order or preliminary injunction entered under Section 3007 of Title 391 United States Code, with respect to conduct alleged to have violated Section 3005 of Title 391 United States Code;

                  (vi) Is subject to an order of the SEC entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Securities Exchange Act of 1934 (the "Exchange Act") or is subject to any order of the SEC entered pursuant to Section 203(3) or (f) of the Investment Advisers Act of 1940;

                  (vii) Is suspended or expelled from membership in or suspended or barred from association with a member of an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

                  (viii) Is currently the subject of a Formal Order of Investigation issued by the SEC.

                  (ix) Is  or  has  been  involved  with  any  other   legal
          proceeding enumerated within Item 401 (f) of Regulation S-K as promulgated by the SEC.


          2.   REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT.  You
               -----------------------------------------------------
          represent and warrant to the Company that:

             (a) This Agreement has been duly authorized, executed and delivered by you and is a valid and binding agreement on your part in accordance with its terms.

             (b) You are a broker-dealer duly registered pursuant to the provisions of the Exchange Act and are a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") and you are duly licensed as a broker-dealer under the applicable statutes and regulations of each state in which you propose to
          and do offer or  sell the Shares.   You agree to maintain all  of
          the foregoing registrations in good standing throughout the term of the offer and sale of the Shares and you agree to comply with all statutes and other requirements applicable to you as a broker-dealer pursuant to those requirements.

             (c)    Pursuant to your appointment:

                  (i) You will limit your offering of the Shares to persons whom you have reasonable grounds to believe are "Accredited Investors" as defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act.

                  (ii) You will provide each offeree with a complete copy of the Offering Documents and all amendments and supplement(s) thereto during the course of the Offering and prior to sale.

                  (iii) In the event you utilize any sales materials, reports or other analyses other than the Offering Documents, you will refrain from providing any such materials to any offeree of the Shares unless such specific materials are approved in advance and in writing by the Company and Offering Documents are also delivered to the Purchaser before such Purchaser acquires any Shares.

                  (iv) Until the termination of this Agreement, if any event affecting the Company or you shall occur which, in the opinion of the Company's counsel, should be set forth in a supplement or amendment to the Offering Documents, you agree to distribute such supplement or amendment to all persons who have previously received a copy of the Offering Documents from you and further agree to include such supplement or amendment in all
          further deliveries  of the Offering Documents.   The Company will
          at its own expense prepare and furnish to you a reasonable number of copies of that supplement or amendment for such distribution.

                  (v) You will not offer, offer to sell, offer for sale, or sell the Shares by means of any form of general solicitation
          or  general  advertising,  including   but  not  limited  to  the
          following:

                       (A) Any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio;

                       (B) Any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

             (d) Information relating to you in the Offering Documents, or any amendment or supplement thereto, is true and correct, and there is no material information available to you which should be included in the Offering Documents in order to comply with applicable securities laws.

             (e) You will not offer the Shares for sale in any state until the Company's counsel has advised you that the Shares may be offered for sale in such state(s).

             (f) During the offering and sale of the Shares, you will comply with the requirements of Regulation D promulgated under the Securities Act and all applicable blue sky laws to the extent such compliance is within your control. You will retain in your permanent files copies of all Subscription Documents as completed by each purchaser to whom you sell Shares.

          3.   REGISTRATION RIGHTS FOR HOLDERS OF SHARES.
               -----------------------------------------

             As promptly as may be practicable after shares of Common Stock of the Company commence to trade on the over-the-counter or any other securities market the Company shall use its good faith and its best efforts to: (i) file with the SEC a registration statement (the "Registration Statement") registering on the appropriate form the Shares and the Warrant Shares for resale;
          (ii) cause the Registration Statement to be declared effective by the SEC as soon as possible (the "Effective Date"); and, (iii) cause the Registration Statement to remain effective through the second anniversary of the Offering Closing Date or the first anniversary of the Effective Date, whichever is later (the "Demand Right"). In the event the Company secures "Additional Capital" through a "Combination" (as set forth in paragraph 7.(f) and paragraph 7.(g) hereof) the Demand Right shall become the obligation of the entity with which the Company combines except that the Company and such entity shall endeavor to have the
          Shares  and  Warrant  Shares   registered  for  resale  upon  the
          Combination or as soon thereafter as may be practicable. In the event that the Company seeks to obtain Additional Capital through a public underwritten offering of securities the Demand Right shall be subject to consent of the underwriter thereof, which consent shall not be unreasonably withheld.


          4.   PURCHASE, SALE AND DELIVERY OF SHARES.  On the basis of the
               -------------------------------------
          representations and warranties herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby employs you as its exclusive agent on a best efforts basis to solicit subscriptions for the Shares consistent with the suitability standards described in the Offering Documents and not inconsistent with the requirements of Regulation D and applicable requirements of the securities laws of any state in which the sale of Shares is being made. Such subscriptions shall be evidenced by execution by the subscriber and the Company of the Subscription Agreement which shall be attached as an exhibit to the Offering Documents. It is understood that no sale shall be regarded as effective unless and until accepted by the Company, and that the Company reserves the right to refuse to sell Shares, in whole or in part, to any person. The Offering shall extend until such date as the Placement Agent has notified the Company that at least 1,200,000 of the Shares have been sold and gross proceeds with respect thereto have been received into an escrow account established by the Company (the "Escrow") with an independent banking institution satisfactory to the Placement Agent, but in no event shall the Offering extend for a period longer than 30 days from the date following the day on which final Offering Documents are delivered to the Placement Agent unless the Company and the Placement Agent jointly decide to extend the Offering for a period of up to an additional 15 days the ("Offering Closing Date"). The Company shall deliver certificates evidencing the Shares (and if applicable under paragraph 5.(b)) the Placement Agent Warrants upon the Offering Closing Date.

          5.   COMPENSATION OF PLACEMENT AGENT.  You will receive the
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          following compensation for acting  as Placement Agent pursuant to the terms of this Agreement.

             (a) For each Share sold by you or another broker-dealer selected by you, the Company shall promptly pay to you a sales commission of $.0425 (5% of the gross proceeds received by the Company). Funds from the sale of Shares will be forwarded or caused to be forwarded directly to the Escrow or returned to the investor if the subscription is not accepted or if the Company has not received subscriptions for at least 1,200,000 shares before the Offering Closing Date. The Company through Escrow shall remit your cash compensation, including the expenses referenced in Section 6 below, no later than the Offering Closing Date.

             (b) In lieu of the cash compensation set forth in paragraph 5.(a) above the Placement Agent in its sole discretion may elect to receive from the Company, and in the event of such election the Company will issue to you for nominal consideration on the Offering Closing Date, warrants (the "Placement Agent Warrants"), substantially in the form attached hereto as Exhibit B, to purchase one share of common stock at $.935 for each Share sold in the Offering. The Placement Agent Warrants will expire seven years from the Offering Closing Date, will contain customary anti-dilution and other provisions, and will provide at the expense of the Company for one mandatory and "piggy back" registration rights. The Placement Agent Warrants will be issued in one or more certificates and registered in such names as the
          Placement  Agent  may  request.    The  shares  of  Common  Stock
          underlying the Placement Agent Warrants are referred to herein as the "Warrant Shares".

          6. EXPENSES. The costs and expenses incurred by the Company and
             --------
          by the Placement Agent in connection with the Offering shall be paid by the Company. The Company shall pay to the Placement Agent on the Offering Closing Date a non-accountable expense allowance equal to three percent of the gross proceeds from the sale of the Shares.

          7.   COVENANTS OF THE COMPANY.  The Company covenants and agrees
               ------------------------
          with the Placement Agent:

             (a) To deliver to the Placement Agent, at the expense of the Company, as many copies of the Offering Documents (including all amendments and supplements thereto) as the Placement Agent may reasonably request.

             (b) If, at any time prior to any Closing Date, any event shall occur as a result of which the Offering Documents, as then amended or supplemented, would include a statement of fact which is not true and accurate in all material respects, or omit any fact the omission of which would make misleading in any material respect any statement therein, or if for any other reason it shall be necessary to amend or supplement the Offering Documents, the Company will so amend or supplement the Offering Documents and will promptly notify the Placement Agent and will, at the expense of the Company, supply to the Placement Agent (and to any persons designated by the Placement Agent) such amendments or supplements to the Offering Documents as may be necessary so that the statements in the Offering Documents as so amended or supplemented will not, in the light of the circumstances existing at the time, be misleading.

             (c) To notify the Placement Agent promptly of any change having or which is likely to have a Material Adverse Effect relating to any of the Company's representations, warranties, covenants or agreements contained herein that occurs at any time prior to the payment of the Purchase Price to the Company on each Closing Date.

             (d) The Company will use the net proceeds received from the issuance of the Shares solely in the manner specified in the Offering Documents under "Use of Proceeds."

             (e) For three years after the Offering Closing Date, the Company shall send to the Placement Agent copies of all filings with the SEC (contemporaneously with such filing) and copies of all press releases.

             (f) For a period of six months commencing from the Offering Closing Date the Placement Agent shall have a preferential right, upon terms no less favorable than those which may be offered in good faith on a bona fide basis by others, to manage any public and private financings of the Company including but not limited to the right to purchase for the account of the Placement Agent or to sell for the account of the Company, or any subsidiary or affiliate of or successor to the Company (collectively referred to as the Company) any securities of the Company. In the event the Company receives in writing an agreement, letter of intent or other proposal which has been negotiated at arm's length with any third party with respect to obtaining the Additional Capital (a "Proposal"), the Company shall promptly deliver the Proposal to the Placement Agent who shall thereafter have fifteen business days in which to accept the terms set forth in the Proposal (an "Acceptance"). If the Placement Agent fails to deliver an Acceptance to the Company within such fifteen-day period the Placement Agent shall have no further claim or right with respect to the transaction(s) described within the Proposal. If the Proposal is thereafter modified or if the financing described within the Proposal is not completed within three months or such shorter period as may be established by the Proposal the Company shall adopt the same procedure as with respect to the Proposal before such modification or expiration. The Company agrees that any breach by the Company of the Placement Agent's rights of first refusal shall be enforceable by the Placement Agent through injunctive relief. The Company represents and warrants that no other person or entity has any rights to participate in any offer, sale or distribution of securities with respect to which the Placement Agent shall have the rights described above in this paragraph.

             (g) If the Company obtains Additional Capital by merging or otherwise combining the Company with another entity, introduced to the Company by the Placement Agent and having at least $10,000,000 in capital (after giving effect to the exercise of warrants and other options) (the "Combination"), then the Company covenants to pay the Placement Agent further compensation of not less than four percent (4%) of such capital except that in its sole discretion the Placement Agent may elect to receive in lieu of such compensation 1,200,000 warrants to purchase 1,200,000
          shares of the Company's common  stock at $.935 per share.   These
          warrants shall have terms which are similar to those of the Placement Warrants and shall expire seven years from their date of issuance. The Company and the Placement Agent intend that the then shareholders of the Company will own not less than fifty percent of the outstanding shares of the resulting entity following completion of the Combination.

             (h)  In the  event that  the  Placement Agent  and the  Company
          seek  to   obtain  the  Additional  Capital  other  than  in  the
          Combination,  compensation  to  the  Placement   Agent  for  such
          services shall be determined and set forth in a separate agreement executed by the parties. Notwithstanding the foregoing, following termination of this Agreement or, if later, the Offering Closing Date and for a 36-month period thereafter (the "Non-Circumvention Period") the Company shall not solicit nor enter into any Financial Transaction (as defined below) with any individual, entity or other person solicited, introduced or to be solicited or introduced by the Placement Agent in connection with the Offering, the Combination or the Additional Capital (a
          "Laidlaw  Introduction").   Each  Laidlaw  introduction shall  be
          identified  in   writing  to  the   Company.     If  during   the
          Non-Circumvention Period the Company enters into a Financial Transaction with a Laidlaw Introduction, then the Company shall promptly pay to the Placement Agent a fee equal to not less than 10% of the aggregate cash value of the Financial Transaction (including the value of all related employment, consulting and other agreements entered into in connection with the Financial Transaction), unless the Company and the Placement Agent enter into or have entered into a written agreement setting forth other
          compensation   arrangements   in   advance  of   such   Financial
          Transaction.    A "Financial  Transaction" shall  include without
          limitation, the selling of equity or debt securities by or on behalf of the Company, borrowing by or the arranging of loans or extensions of credit on behalf of the Company, the licensing, arranging for the manufacture of or selling of the Company's products or other property (whether tangible or intangible), selling the Company or any of its subsidiaries in whole or in part, merging with or acquiring all or part of another entity, entering into any joint venture or partnership and the like.

          8. PLACEMENT AGENT CONDITIONS TO CLOSING. The obligations of the
             -------------------------------------
          Placement Agent hereunder are subject to the accuracy when made and on each Closing Date of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

             (a) The Placement Agent shall not have discovered and disclosed to the Company on or prior to each Closing Date that the Offering Documents or any amendment or supplement thereto contains an untrue statement of a fact which, in the reasonable opinion of the Placement Agent, is material or omits to state a fact which, in the reasonable opinion of the Placement Agent, is material and is required to be stated therein or is necessary to make the statements therein in light of the circumstances under which they were made not misleading.

             (b)  All  corporate   proceedings  and   other  legal   matters
          incident  to  the  authorization,   form  and  validity  of  this
          Agreement, the certificates representing the Shares and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

             (c) All proceedings and legal matters incident to the Shares, including the authorization, form and validity of this Placement Agent Agreement, the Placement Agent Warrants, the Shares and the documents to be signed by each Purchaser or Placement Agent, shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and each such Purchaser and Placement Agent shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

             (d) Brenman Key & Bromberg, P.C., as counsel to the Company, shall have furnished to the Placement Agent its written opinion (the "Opinion"), addressed to the Placement Agent and dated each Closing Date, substantially in the form of Exhibit A which shall be appended to this Agreement no later than January 5, 1996.

             (e) The Company shall have furnished to the Placement Agent a certificate, dated each Closing Date, of the Chairman of the Board, President or a Vice President of the Company stating that:

                  (i) The representations, warranties and agreements of the Company contained herein are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date; the Company has complied in all material respects with all its agreements contained herein to be performed on or prior to each Closing Date; and the conditions precedent to the obligations of the Placement Agent set forth herein have been fulfilled; and

                  (ii) Such officers have reviewed, or have had reviewed on their behalf, the Offering Documents and (A) as of the date hereof, and as of such Closing Date, the Offering Documents did not, and will not, include any untrue statement of a material fact and did not, and will not, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the date thereof no event has occurred which should have been set forth in a supplement or amendment to the Offering Documents.

             (f) Subsequent to the date of the execution of this Agreement, there shall not have occurred any of the following:
          (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or in the United States over-the-counter markets shall have been suspended or limited or minimum prices shall have been established on any such exchange or such market by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by the United States Federal, New York State or California State authority or authorities,
          (iii) the United States shall have become engaged in any war or there shall have been a declaration of a national emergency by the United States which makes it, in the reasonable judgment of the Placement Agent, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein,
          (iv) any material adverse change in United States or international financial, political or economic conditions which, in the reasonable judgment of the Placement Agent, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein, or (v) there shall have occurred any material event, otherwise than as set forth or contemplated in the Offering Documents, so as to make it, in any such case in the reasonable judgment of the Placement Agent, after consultation with the Company, impracticable or inadvisable to proceed with the offering and distribution of the Shares in the manner contemplated herein.

             (g) The Company shall have furnished to the Placement Agent such further information, reports, certificates and documents as the Placement Agent or its counsel may reasonably request.

             (h) The Company shall timely file with the SEC the required Notice(s) on Form D which contains the information required by Regulation D under the Securities Act and shall similarly file
          the  required   notice(s)  with  the   California  Department  of
          Corporations and all other applicable jurisdictions.

             (i) The Company shall use its best efforts to establish an exemption of the Shares for sale under the blue sky laws of the state of California and such other states as you may reasonably request.

          9.   INDEMNIFICATION AND CONTRIBUTION.
               --------------------------------

             (a) The Company agrees with the Placement Agent and for the benefit of the Placement Agent and its officers, employees and agents and each person, if any, who controls the Placement Agent within the meaning of the Securities Act (the Placement Agent, and its officers, employees and agents and such controlling person being called, collectively "Laidlaw Indemnified Persons"), to
                                             ---------------------------
          indemnify and hold harmless each such Laidlaw Indemnified Person from and against any and all losses, costs, claims, damages, expenses, demands and liabilities (including, without limitation, any legal fees and other expenses incurred in connection with any suit, action or proceeding or claim asserted) caused by (i) any breach or alleged breach of the representations, warranties and covenants  contained  herein  of  the Company,  (ii)  any  untrue
          statement  or  alleged  untrue   statement  of  a  material  fact
          contained  in   the  Offering  Documents  (each   as  amended  or
          supplemented), or (iii) any omission or alleged omission to state in the Offering Documents (each as amended or supplemented), a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing by or on behalf of any such Laidlaw Indemnified Person to the Company for use therein or otherwise arising out of the transactions contemplated by this Agreement.

             (b) The Placement Agent agrees with the Company and for the benefit of the Company and its officers, employees and agents and each person, if any, who controls the Company within the meaning of  the Securities Act (the  Company, and its officers, employees
          and  agents   and   such  controlling   persons   being   called,
          collectively "Company  Indemnified  Persons"), to  indemnify  and
                        ------------------------------
          hold harmless each such Company Indemnified Person from and against any and all losses, costs, claims, damages, expenses, demands and liabilities (all of which are collectively referred to hereafter as "Claims" and which Claims include, without limitation, any legal fees and other expenses incurred in connection with any suit, action or proceeding or claim asserted) caused by any material breach or alleged material breach of the representations, warranties and covenants contained herein of the Placement Agent, except insofar as such are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing by or on behalf of any such Company Indemnified Person to the Placement Agent for use therein. Notwithstanding anything set forth herein or elsewhere in this Section 9 no Laidlaw Indemnified Person shall have any liability to a Company Indemnified Person unless such liability arises from Claims which are the direct result of misconduct or negligence of the Placement Agent or other Laidlaw Indemnified Person and provided that the amount of such liability shall not exceed the amount which may be received by the Placement Agent pursuant to paragraph 5.(a) of this Agreement.

             (c) If any action, proceeding (including any governmental investigation), claim or demand shall be brought or asserted against a Laidlaw Indemnified Person or a Company Indemnified Person (an "Indemnified Person") in respect of which indemnity may be sought pursuant to the preceding paragraphs, such Indemnified Person shall promptly notify the Company or the Placement Agent as indemnitor (the "Indemnitor") in writing, and the Indemnitor, upon request of such Indemnified Person shall retain counsel reasonably satisfactory to such Indemnified Person to represent such Indemnified Person and any others the Indemnitor may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person unless (i) the Indemnitor and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnitor has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include the Indemnitor, on the one hand, and the Indemnified Person, on the other hand, and representation of all parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnitor shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons and that all such fees and expenses shall be reimbursed as they are incurred. Any such firm shall be designated in writing by the Placement Agent or the Company as the case may be. The Indemnitor shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there shall be a final judgment for the plaintiff, the Indemnitor agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The
          Indemnitor shall not, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is, or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability or claims that are the subject matter of such proceeding.

             (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section is applicable in accordance with its terms but for any reason is held to be unavailable from the Indemnitor, the Indemnitor, on the one hand, and the Indemnified Persons, on the other hand, will contribute to the
          total   losses,  claims,   liabilities,   expenses  and   damages
          (including any investigative, legal and other expenses reasonably incurred in connection with, any amount paid in settlement of any action, suit or proceeding or any claim asserted) to which any one or more of the Indemnified Persons may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agent on the other. The relative benefits received by the Company, on the one hand, and the Placement Agent on the other, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total compensation which may be received by the Placement Agent pursuant to paragraph 5.(a) of this Agreement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Indemnitor, on the one hand, and the Indemnified Persons, on the other, with respect to the statements, actions or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant
          equitable  considerations with  respect  to the  Offering.   Such
          relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission
          or  alleged  omission  to  state   a  material  fact  relates  to
          information supplied or violations of laws or this Agreement committed by the Indemnitor on the one hand or the Indemnified Persons on the other hand, the intent of the parties and their relative knowledge, access to information an opportunity to correct or prevent such statement, action omission or violation. The Indemnitor and the Indemnified Persons agree that it would not be just and equitable if contributions pursuant to this Section were to be allocated by pro rata allocation or by any other method of allocation which does not take into account the
          equitable considerations referred to herein.   The amount paid or
          payable by the Indemnitor as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section shall be deemed to include, for purpose of this Section 9, any legal or other expenses reasonably
          incurred   by  the   Indemnified   Person   in  connection   with
          investigating  or   defending   any   such   action   or   claim.
          Notwithstanding the provisions of this Section 9, the Placement Agent shall not be required to contribute any amount in excess of the compensation which may be received by it pursuant to paragraph 5.(a) of this Agreement and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made hereunder, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

          10.  NOTICES.  All notices hereunder shall be in writing and be
               -------
          delivered at, transmitted via telecopier or mailed first class postage prepaid to the following addresses and shall be deemed received on delivery if delivered in person or via telecopier and two (2) days after the date of the mailing if mailed:

          To the Company:        Hollis-Eden, Inc.
                              3807 N.E. 127th Circle
                              Vancouver, Washington 98686
                              Attention: Richard Hollis
                              President and Chief Executive Officer

          Copy to:               Donna Key, Esq.
                              A. Thomas Tenenbaum, Esq.
                              Brenman Key & Bromberg, P.C.
                              Mellon Financial Center
                              1775 Sherman Street, Suite 1001
                              Denver, Colorado 80203-4313

          To the Placement Agent:  Laidlaw Equities, Inc.
                              100 Wilshire Boulevard
                              Suite 1620
                              Santa Monica, California 90401
                              Attention: Christopher A. Marlett,
                              Managing Director

          Copy to:               Aaron A. Grunfeld, Esq.
                              Resch Polster Alpert & Berger L.L.P.
                              10390 Santa Monica Boulevard
                              Fourth Floor
                              Los Angeles, California 90025

          11.  TERMINATION.  In addition to the termination dates which may
               -----------
          be described in the Offering Documents:

             (a) The Placement Agent shall have the right to terminate this Agreement by giving notice as specified in Section 10 above:

                  (i) If the Company shall have failed, refused or been unable to perform any of its material obligations;

                  (ii) If any other material condition hereunder which is required to be fulfilled by the Company (including without limitation the provisions of paragraph 8.(d) above), is not fulfilled; or

                  (iii) If there has occurred a material event adversely affecting the Company or the marketability of the Shares over which you have no control.

             (b) The Company shall have the right to terminate this Agreement by giving notice as specified in Section 10 above:

                  (i) If the Placement Agent shall have failed, refused or been unable to perform any of its material obligations hereunder; and

                  (ii) If any other material condition hereunder which is required to be fulfilled by the Placement Agent is not fulfilled.

          Either party may terminate this Agreement if at least 1,200,000 Shares have not been subscribed for by the close of business on the Offering Closing Date. In the event of termination by the Placement Agent pursuant to paragraph 11.(a) the Company will promptly reimburse you for all out-of-pocket expenses reasonably incurred in connection with the Offering including without limitation travel costs and fees, and disbursements of your counsel. Except for such expenses, and the indemnity and contribution agreements contained in Section 9 or as otherwise set forth in Section 12, no party hereto shall be under any liability to any other in respect of this Agreement.

          12. SURVIVAL. The indemnity and contribution agreements, and the
              --------
          representations, warranties and covenants contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by any party hereto,
          (ii) acceptance of any of the Shares, the Placement Agent Warrants or the Warrant Shares, and payment therefor, or any termination of this Agreement, except that representations, warranties and covenants of the Company shall expire on the third anniversary of the date on which this Agreement terminates.

          13.  MISCELLANEOUS.  This Agreement shall inure to the benefit of
               -------------
          and be binding upon the Company and you and the respective heirs, executors, administrators, successors, and assigns of each such party. Except as set forth in Section 14 nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person (including any purchaser of a Share) any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.

          14. GOVERNING LAW: LEGAL FEES. This Agreement shall be construed
              -------------------------
          in accordance with the laws of the state of California without giving effect to choice of law or conflict of laws principles. In the event of any suit or action to enforce any provision of this Agreement the venue of any such action shall be in the appropriate state or federal court located in Los Angeles County and the prevailing party (deemed to mean the party who recovers a greater relief in the action on this Agreement) shall be awarded all costs and expenses incurred including without limitation all filing fees, reasonable attorneys' fees and deposition and court costs.

          15.  BOUND VOLUMES.  The Company shall supply to the Placement
               -------------
          Agent and its counsel at the Company's cost a total of five bound volumes each containing a full and comprehensive set of documents relating to the Offering. The Company shall deliver these bound volumes within a reasonable period after the Closing Date, not to exceed three months thereafter.

          16.  HEADINGS AND COUNTERPARTS.  Titles and headings to sections
               -------------------------
          herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. This Agreement may be executed in one or more counterparts and all so executed shall each be deemed an original but all such counterparts shall together constitute one and the same instrument.

          If the foregoing correctly sets forth the agreement between you and the Company, please indicate your acceptance thereof in the space provided for that purpose.

                                             Accepted by:
          HOLLIS-EDEN, INC.                     LAIDLAW EQUITIES, INC.
          A Delaware Corporation

          By: /s/ Richard B. Hollis          By:
             ------------------------------     ---------------------------
             Richard B. Hollis                  John Thommasini
             President and Chief                President
             Executive Officer

          By:                                By: /s/ Christopher A. Marlett
          -----------------------------      ------------------------------
             Patrick T. Prendergast, Ph.D.      Christopher A. Marlett
                                                Managing Director